EXHIBIT 99.3

                            Agreement of Joint Filing

      Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

      This Agreement of Joint Filing supersedes and replaces the Agreement of Joint Filing dated January 10, 2007.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated: February 13, 2007

                                    BARINGTON COMPANIES EQUITY PARTNERS, L.P.
                                    By:  Barington Companies Investors, LLC,
                                         its general partner

                                    By:    /s/ James A. Mitarotonda
                                           -------------------------------------
                                    Name:  James A. Mitarotonda
                                    Title: Managing Member


                                    BARINGTON COMPANIES INVESTORS, LLC


                                    By:    /s/ James A. Mitarotonda
                                           -------------------------------------
                                    Name:  James A. Mitarotonda
                                    Title: Managing Member

                                    BARINGTON COMPANIES OFFSHORE FUND, LTD.


                                    By:    /s/ James A. Mitarotonda
                                           -------------------------------------
                                    Name:  James A. Mitarotonda
                                    Title: President


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                                    BARINGTON OFFSHORE ADVISORS II, LLC

                                    By:    /s/ James A. Mitarotonda
                                           -------------------------------------
                                    Name:  James A. Mitarotonda
                                    Title: Authorized Signatory


                                    BARINGTON OFFSHORE ADVISORS, LLC

                                    By:    /s/ James A. Mitarotonda
                                           -------------------------------------
                                    Name:  James A. Mitarotonda
                                    Title: Authorized Signatory


                                    BARINGTON CAPITAL GROUP, L.P.
                                    By:  LNA Capital Corp., its general
                                         partner

                                    By:    /s/ James A. Mitarotonda
                                           -------------------------------------
                                    Name:  James A. Mitarotonda
                                    Title: President and CEO

                                    LNA CAPITAL CORP.


                                    By:    /s/ James A. Mitarotonda
                                           -------------------------------------
                                    Name:  James A. Mitarotonda
                                    Title: President and CEO


                                    /s/ James A. Mitarotonda
                                    --------------------------------------------
                                    James A. Mitarotonda